UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 20, 2008

ST. LAWRENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-23266	38-3717938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Boulevard, Suite 247

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 585-6878

(Registrant's telephone number, including area code)

303 Twin Dolphin Drive

Redwood City, California 94065

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Dr. Robert Mitchell resigned as President, Chief Executive Officer, Chief Financial Officer and as a Director of St. Lawrence Energy Corp, a Delaware corporation (the "Company"), effective February 20, 2008 for personal reasons.

Until a replacement can be found for Dr. Mitchell, W. Benjamin Garst, Jr., the Executive Vice President and a director of the Company, will act as Chief Executive Officer and Chief Financial Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008

ST. LAWRENCE ENERGY CORP.
By: /s/ W. Benjamin Garst, Jr. W. Benjamin Garst, Jr. Executive Vice President and Acting Chief Executive and Chief Financial Officer